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CARCO/DCMOT AUTO LOAN MASTER TRUST: RECONCILIATION OF CASH FLOWS
COLLECTION PERIOD: MAY 1, 2003 THROUGH MAY 31, 2003
ACCRUAL PERIOD: MAY 15, 2003 THROUGH JUNE 15, 2003
DISTRIBUTION DATE: JUNE 16, 2003

                                                     TRUST               SERIES           SERIES          SERIES         SERIES
                                                     TOTALS              1996-1           1998-1          1999-2         2000-C
                                               -------------------  ----------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                    46,418,504.92 *      2,882,582.12    2,882,582.12    3,459,098.54   2,882,582.12
Principal Collections from Seller                  500,000,000.00 *              0.00  500,000,000.00            0.00           0.00
Investment Income on Accounts                           42,635.10            4,938.04        4,940.71        5,948.11       4,941.26
Balances in Principal Funding Accounts                       0.00                0.00            0.00            0.00           0.00
Balances in Reserve Fund Accounts                   12,603,500.00        1,750,000.00    1,750,000.00    2,100,000.00   1,750,000.00
Balances in Excess Funding Accounts                          0.00                0.00            0.00            0.00           0.00
Balance in Yield Supplement Accounts                14,404,000.00        2,000,000.00    2,000,000.00    2,400,000.00   2,000,000.00
Other Adjustments                                            0.00                0.00            0.00            0.00           0.00
                                               -------------------  ----------------------------------------------------------------
                   TOTAL AVAILABLE                 573,468,640.02        6,637,520.16  506,637,522.83    7,965,046.65   6,637,523.38
                                               ===================  ================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                            9,927,013.33          642,222.22      617,777.78      768,000.00     613,333.33
Principal Due to Note/Certificateholders           500,000,000.00                0.00  500,000,000.00            0.00           0.00
Principal to Funding Account                                 0.00                0.00            0.00            0.00           0.00
Move Funds to the Reserve Fund Accounts             10,853,500.00        1,750,000.00            0.00    2,100,000.00   1,750,000.00
Move Funds to the Excess Funding Accounts                    0.00                0.00            0.00            0.00           0.00
Move Funds to the Yield Supplement Accounts         12,404,000.00        2,000,000.00            0.00    2,400,000.00   2,000,000.00
Yield Supplement  & Reserve Account to Seller        3,750,000.00 *              0.00    3,750,000.00            0.00           0.00
Service Fees to Seller                               7,121,712.45 *        416,666.67      416,666.67      500,000.00     416,666.67
Defaulted Amounts to Seller                                  0.00 *              0.00            0.00            0.00           0.00
Excess Collections to Seller                        29,412,414.24 *      1,828,631.27    1,853,078.38    2,197,046.65   1,857,523.38
Excess Funding Account Balance to Seller                     0.00 *              0.00            0.00            0.00           0.00
                                               -------------------  ----------------------------------------------------------------
                 TOTAL DISBURSEMENTS               573,468,640.02        6,637,520.16  506,637,522.83    7,965,046.65   6,637,523.38
                                               ===================  ================================================================
                        Proof                                0.00                0.00            0.00            0.00           0.00
                                               ===================  ================================================================
                                                    SERIES              DCMOT             DCMOT             DCMOT
                                                    2001-A              2002-A            2002-B            2003-A        OTHER
                                               -------------------------------------------------------------------------------------
AMOUNTS AVAILABLE FOR DISBURSEMENT
Interest Collections from Seller                   5,765,164.23     11,403,621.56      5,701,810.78      8,552,716.17          0.00
Principal Collections from Seller                          0.00              0.00              0.00              0.00
Investment Income on Accounts                          9,898.23          3,124.97          1,562.49          2,343.73
Balances in Principal Funding Accounts                     0.00              0.00              0.00              0.00
Balances in Reserve Fund Accounts                  3,500,000.00              0.00              0.00              0.00
Balances in Excess Funding Accounts                        0.00              0.00              0.00              0.00
Balance in Yield Supplement Accounts               4,000,000.00              0.00              0.00              0.00
Other Adjustments                                          0.00              0.00              0.00              0.00          0.00
                                               -------------------------------------------------------------------------------------
                   TOTAL AVAILABLE                13,275,062.46     11,406,746.53      5,703,373.27      8,555,059.90          0.00
                                               =====================================================================================

AMOUNTS DISBURSED
Pass-through Interest to Series
  Note/Certificateholders                          1,222,222.22      2,435,555.56      1,195,555.56      1,813,333.33
Principal Due to Note/Certificateholders                   0.00              0.00              0.00              0.00
Principal to Funding Account                               0.00              0.00              0.00              0.00
Move Funds to the Reserve Fund Accounts            3,500,000.00              0.00              0.00              0.00
Move Funds to the Excess Funding Accounts                  0.00              0.00              0.00              0.00
Move Funds to the Yield Supplement Accounts        4,000,000.00              0.00              0.00              0.00
Yield Supplement  & Reserve Account to Seller              0.00              0.00              0.00              0.00
Service Fees to Seller                               833,333.33      1,831,501.83        915,750.92      1,373,626.37
Defaulted Amounts to Seller                                0.00              0.00              0.00              0.00
Excess Collections to Seller                       3,719,506.91      7,139,689.14      3,592,066.79      5,368,100.20          0.00
Excess Funding Account Balance to Seller                   0.00              0.00              0.00              0.00
                                               -------------------------------------------------------------------------------------
                 TOTAL DISBURSEMENTS              13,275,062.46     11,406,746.53      5,703,373.27      8,555,059.90          0.00
                                               =====================================================================================
                        Proof                              0.00              0.00              0.00              0.00          0.00
                                               =====================================================================================


--------------------------------------------------------------------------------------------
INSTRUCTIONS TO BANK OF NEW YORK
     1. Receive funds from:
               Chrysler                                     $134,378.23
               Investment Income                              42,635.10
               Collection Account                        506,000,000.00 *
               Reserve & Yield Accounts                    3,750,000.00
               Balance in Excess Funding Account                   0.00
                                                        $509,927,013.33
     2. Distribute funds to:
               Series Note/Certificate Holders          $509,927,013.33
               Chrysler                                            0.00
               Trust Deposit Accounts                              0.00
                                                        $509,927,013.33
     3. Verify account balances in Collection, Funding, Reserve & Yield Supplement Accounts.
--------------------------------------------------------------------------------------------

                                                                 TO: JOHN BOBKO/ROBERT GRUENFEL         PAUL GEKIERE
--------------------------------------------------------------
 * Funds Transfer to/(from) Bank of New York :                       THE BANK OF NEW YORK               DAIMLERCHRYSLER
                                           134,378.23                (212) 815-4389/8325                (248) 512-2758
--------------------------------------------------------------
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